UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2012

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Dorfstrasse 19A Baar, Switzerland		6340
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 41 (41) 761 6555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 3, 2012, Noble Corporation, a Swiss company (the “Company”), appointed Donald E. Jacobsen as Senior Vice President – Industry and Government Affairs. As a result, Mr. Jacobsen will no longer serve as Senior Vice President—Operations of the Company.

(c) On February 3, 2012, the Board of Directors of the Company appointed Bernie Wolford as Senior Vice President—Operations of the Company.

Mr. Wolford has served as Vice President—Operational Excellence of the Company since March 2010. From January 2003 until March 2010, Mr. Wolford was self-employed. During that time, he provided consulting services to Noble as a contractor on the construction of the Noble Dave Beard from March 2009 to December 2009. He also supported the operations of Mass Technology Corp., an independent downstream refining and storage company, as a significant shareholder of that company, from February 2007 to February 2009. Mr. Wolford began his career in the offshore drilling industry with Transworld Drilling in 1981, which was acquired by Noble in 1991. From 1981 through December 2002, he served in various roles in engineering, project management and operations with Transworld and Noble.

There are no arrangements or understandings between Mr. Wolford and any other person pursuant to which Mr. Wolford was selected as an officer of the Company. Mr. Wolford has no family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Wolford has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Wolford’s appointment, the Compensation Committee authorized and approved the issuance of awards of 11,952 time-vested restricted stock units, 16,372 stock options and 25,092 performance-vested restricted stock units (based on the maximum award amount) under the form of award agreements previously filed by the Company. The time-vested restricted stock units and stock options vest one-third per year over three years commencing on the first anniversary of the award. The performance-vested restricted stock units vest based on the achievement of specified corporate performance criteria over a three-year performance cycle. In addition, Mr. Wolford and Noble Drilling Services Inc. have entered into a change of control employment agreement, effective February 3, 2012, that is guaranteed by the Company. The employment agreement becomes effective only upon a change of control (within the meaning set forth in the agreement) and remains effective for three years thereafter. Under the employment agreement, if a defined change of control occurs and the employment of the officer is terminated either by the Company (for reasons other than death, disability or cause) or by the officer for good reason, which requirements can be referred to as a “double trigger,” the officer will receive or be entitled to certain benefits. Mr. Wolford’s change of control employment agreement, which is based on the new form of change of control employment agreement adopted by the Board of Directors in February 2012, is consistent with the form of change of control employment agreement previously filed on the Company’s Current Report on Form 8-K dated January 9, 2012, except the definition of change in control in Mr. Wolford’s agreement provides that the percentage of outstanding registered shares of the Company or combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors that must be acquired by an individual, entity or group to trigger a “change of control” has been increased from 15% to 25%. The foregoing description of the change of control employment agreement and guaranty is qualified in its entirety by reference to the Form of Employment Agreement and Guaranty, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

As of the effective date of his appointment, Mr. Wolford will receive an annual salary at the rate of $350,000. Mr. Wolford is eligible to participate in the Noble Corporation Short Term Incentive Plan (“STIP”) at an annual target award level of 60 percent of his base salary. Although the 2012 STIP has not been finalized at this time, for additional information on the Company’s current STIP, please read “Executive Compensation – Compensation Discussion and Analysis” on pages 19 and 20 of the Company’s definitive proxy statement filed with the SEC on March 14, 2011.

(e) On February 3, 2012, the Board of Directors of the Company approved the Third Amendment (the “Amendment”) to the Noble Corporation 1991 Stock Option and Restricted Stock Plan, as amended and restated effective October 29, 2009 and thereafter amended, effective as of February 3, 2012.

Among other things, the Amendment revises the definition of change in control such that the percentage of outstanding registered shares of the Company or combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors that must be acquired by an individual, entity or group to trigger a change in control has been increased from 15% to 25%. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2012, the Company issued a news release announcing that the Board of Directors had appointed Bernie Wolford as Senior Vice President—Operations of the Company. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and will be published in the “Newsroom” area on the Company’s web site at http://www.noblecorp.com.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the news release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Employment Agreement and Guaranty

10.2	Third Amendment to the Noble Corporation 1991 Stock Option and Restricted Stock Plan, effective as of February 3, 2012

99.1	Noble Corporation Press Release dated February 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: February 6, 2012	By:	/s/ Julie J. Robertson
Julie J. Robertson
Executive Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Employment Agreement and Guaranty

10.2	Third Amendment to the Noble Corporation 1991 Stock Option and Restricted Stock Plan, effective as of February 3, 2012

99.1	Noble Corporation Press Release dated February 6, 2012